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                                                            Exhibit 11

                                 [LETTERHEAD]

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Piper Funds Inc.-II:

We consent to the use of our report dated October 18, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                                     KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 1, 1996